UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 4, 2006

China-Biotics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-110733	98-0393071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 999 Ningqiao Road
Jinqiao Export Processing Zone
Pudong, Shanghai 201206
People’s Republic of China
(Address of Principal Executive Offices and Zip Code)

(86 21) 5834 9748
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Effective April 4, 2006, the trading symbol for the common stock of China-Biotics, Inc. (the “Company”) on the OTC Bulletin Board was changed from “OTRS” to “CHBT”. A copy of a press release issued by the Company on April 7, 2006 announcing the symbol change is attached as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated April 7, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China-Biotics, Inc.
(Registrant)

Date: April 7, 2006	By:	/s/ Song Jinan
Song Jinan
Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary